U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 17, 2006

____________________

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-7196 (Commission file number)	91-0599090 (IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

Approval of Shareholder Proposal to Combine the Director Stock Award Plan with the Stock Incentive Plan:  At the 2006 Annual Meeting of Shareholders held on February 17, 2006, shareholders approved a proposal, described in the Proxy Statement for the Annual Shareholder Meeting, to combine the Cascade Natural Gas Corporation 2000 Director Stock Award Plan (“Director Stock Award Plan”) with the Cascade Natural Gas Corporation 1998 Stock Incentive Plan (“Stock Incentive Plan”).  This was accomplished through adoption of the Second Amendment to the Stock Incentive Plan, a copy of which was included in Appendix B to the Proxy Statement and is filed as Exhibit 10.1 to this report and incorporated herein by reference.  Shares voting for the proposal were 82.7% of eligible shares voted.

The Second Amendment to the Stock Incentive Plan added directors to the description of purpose, to the definition of participants and to the eligibility provision, and incorporated the Director Stock Award Plan as Exhibit F to the Stock Incentive Plan.  Stock awards to non-employee directors under the Director Stock Award Plan were thereby added as a type of equity-based award that may be granted under the Stock Incentive Plan, with the proviso that such stock awards to directors would not be subject to certain provisions of the Stock Incentive Plan applicable only to employee awards but instead be governed by the provisions of the Director Stock Award Plan which would take precedence over any conflicting provisions of the Stock Incentive Plan.  The Second Amendment did not change any of the requirements or procedures under the existing Director Stock Award Plan for approval of the granting of stock awards to directors.  Through these changes, the Second Amendment provides for future administration of the Director Stock Award Plan within the framework of the Stock Incentive Plan and permits shares issued under the Director Stock Award Plan to be included by amendment under the existing SEC registration statement for the Stock Incentive Plan.

Approval of Shareholder Proposal to Increase Annual Director Stock Award to 1,000 Shares from 500 Shares:  At the 2006 Annual Meeting of Shareholders held on February 17, 2006, Shareholders approved the First Amendment to the Cascade Natural Gas Corporation Director Stock Award Plan, a copy of which was included in Appendix C to the Proxy Statement and is filed as Exhibit 10.2 to this report and incorporated herein by reference.  The adoption of this First Amendment will increase the Annual Director Stock Award to 1,000 shares of common stock from 500 shares, effective April 2006.  Shares voting for the proposal were 77.8% of eligible shares voted.

Approval of Revised Compensation for Officers:  On February 16, 2006 the Governance, Nominating and Compensation Committee of the Board of Directors recommended, and on February 17, 2006, the Board of Directors approved, revised compensation arrangements for the Vice President — Operations and the Vice President — Customer Service to be effective February 1, 2006.  The adjustments are as follows:

Last Name	First Name	Job Title	Current Salary	Increase%	Increase Amount	New Base Salary

Gardner	Michael	VP Operations	$137,000	5.00%	$6,850	$143,850

Marshall	Julie	VP Customer Service	$120,000	7.50%	$9,000	$129,000

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.

Description of Exhibit

10.1

Second Amendment to Cascade Natural Gas Corporation 1998 Stock Incentive Plan dated February 16, 2006, amending the Company’s 1998 Stock Incentive Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended

September 30, 1998, as amended by First Amendment to the Cascade Natural Gas Corporation 1998 Stock Incentive Plan dated January 24, 2002, a copy of which was filed as Exhibit 99 to the Company’s 2002 Registration Statement on Form S-8 for the 1998 Stock Incentive Plan.

10.2

First Amendment to the Cascade Natural Gas Corporation 2000 Director Stock Award Plan dated February 16, 2006, amending the Company’s 2000 Director Stock Award Plan, a copy of which was filed as Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: February 22, 2006	By:	/s/ Larry C. Rosok
Larry C. Rosok
Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

10.1

Second Amendment to Cascade Natural Gas Corporation 1998 Stock Incentive Plan dated February 16, 2006, amending the Company’s 1998 Stock Incentive Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended September 30, 1998, as amended by First Amendment to the Cascade Natural Gas Corporation 1998 Stock Incentive Plan dated January 24, 2002, a copy of which was filed as Exhibit 99 to the Company’s 2002 Registration Statement on Form S-8 for the 1998 Stock Incentive Plan.

10.2

First Amendment to the Cascade Natural Gas Corporation 2000 Director Stock Award Plan dated February 16, 2006, amending the Company’s 2000 Director Stock Award Plan, a copy of which was filed as Exhibit 10.29 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2003.